UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
March 13, 2007
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857

(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)
(318) 382-4574
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Election of Directors
     On March 13, 2007, the Board of Directors of Valentec Systems, Inc. (“Valentec”) appointed (ret.) Colonel W. Glenn Yarborough, Jr. and (ret.) Lieutenant General Gus Cianciolo as members of its Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation or removal. Concurrent with such appointment, Valentec’s Board of Directors has elected to change the number of board seats from three to five.
     It has not yet been determined on which Board committees (ret.) Colonel W. Glenn Yarborough, Jr. and (ret.) Lieutenant General Gus Cianciolo will serve.
     W. Glenn Yarborough, Jr. retired from the U.S. Army as Colonel, after a distinguished 27 years of service. He is currently the Founder of Chief Executive Officer of WGY & Associates, LLC, a high technology defense, management and government relations consulting practice. Before founding the firm in 2001, he served as President and Chief Executive Officer of Allied Research Corporation, a publicly traded diversified defense and commercial electronic security firm (now Allied Defense Group). While with Allied, he helped the Company grow via acquisition and strengthen its global operations and, he successfully led a financial turnaround, making Allied one of the industry’s fastest growing companies.
     Before joining Allied, Mr. Yarborough was Director of Marketing of the Grumman Corporation, overseeing three business programs in the areas of test equipment, vehicular intercom systems and advanced radars. Earlier in his career, he served as the Washington Manager with Ford Aerospace / BDM Corporation, where he was responsible for contract generation with government agencies and as Director of Operations with Italian Advanced Industries, where he helped launch the Company’s U.S. operations with a key focus on the U.S. military. Throughout his career, Glenn has worked closely with many detailed segments of the Department of Defense, Department of the Air Force, Army, Navy, DARPA, FBI, Transportation Security Administration, Department of Homeland Security, NSA, the CIA and the Authorization and Appropriation Committees of the House and Senate. Before retiring from the U.S. Armed Forces, he served as Military Assistant to the Assistant Secretary of the Army for Research, Development and Acquisition.
     Mr. Yarborough serves on the Board of Directors of Carleton Technology, EADA North America Defense Company, Easter Seals, So Others Might Eat (SOME), Friends of the McLean Community Center, the Patton Museum of Armor and Cavalry, the U.S. Cavalry Association and the Board of the Moore School of Business at the University of South Carolina. He holds a B.A. and M.B.A. from the University of South Carolina and is a graduate of the Executive Program, University of Virginia, the Naval War College and the Army’s Command & General Staff College.
     (Ret.) Lieutenant General Gus Cianciolo has held a wide variety of important command and staff positions during his 33-year Army career, culminating as the Military Deputy to the Assistant Secretary of the Army for Research, Development, and Acquisition. He also served as the Director of the Army Acquisition Corps. General Cianciolo’s diverse background in research, development, and acquisition included service as the Deputy Commanding General for Research, Development, and Acquisition, Army Material Command, and as Commanding General, U.S. Army Missile Command. He was also Project Manager for two major Army Weapon systems programs, one involving international participation by four NATO countries.
     After retiring from the U.S. Armed Forces, Mr. Cianciolo served as Senior Vice President of Cypress International, a global business development organization that assists clients in the marketing of their defense products and relations services worldwide. He later joined the SPECTRUM Group as an associate and was named President in January 2007. The SPECTRUM Group is a privately held corporation that provides consulting services to corporations that primarily conduct business with the U.S. government and related agencies. Its membership consists of more than 65 distinguished professionals with experience, expertise and relationships at the highest levels of government and business.
     In addition to his Board role with Valentec, Mr. Cianciolo sits on the Board of Directors of Nammo, Inc., a privately held supplier of electronics and aviation munitions. He also sits on the Advisory Boards of Fabrique National Manufacturing Inc., CPU Technologies and Combined Systems, Inc. He holds a B.S. degree in Business Administration from Xavier University and a M.S. degree from the University of Southern California
     In connection with their service as directors, Mr. Yarborough and Mr. Cianciolo will receive Valentec’s standard non-employee director cash and equity compensation in accordance with the form of engagement letter approved by Valentec’s

Board of Directors as follows: (i) a fixed amount of $500 for each meeting of the Board in which the director shall attend, (ii) reimbursement of reasonable expenses, and (iii) an annual grant of option to purchase up to 10,000 shares of Common Stock of Valentec under its 2006 Stock Incentive Plan as long as the director holds such office in Valentec, subject to approval by the Board. The shares subject to this option will vest in four equal annual installments upon the completion of each year of board service measured from the grant date. A copy of the form of engagement letter is filed as Exhibit 99.2 to this Form 8-K.
     Valentec issued on March 13, 2007 a press release relating to Mr. Yarborough and Mr. Cianciolo appointment as directors, filed as Exhibit 99.1 to this Form 8-K.
     Directors and Officers Indemnification Agreements
     On March 13, 2007, the Board of Directors of Valentec, approved the entry into Indemnification Agreements (the “Indemnification Agreement”), in the form approved by the Board, between the Company and each of the directors and officers of the Company, including Mr. Yarborough and Mr. Cianciolo.
     Pursuant to the form of Indemnification Agreement, subject to the exceptions and limitations provided therein, Valentec has agreed to hold harmless and indemnify its directors and officers to the fullest extent authorized by Valentec’s certificate of incorporation, Bylaws and the Delaware law, and against any and all expenses, judgments, fines and settlement amounts actually and reasonably incurred by them in connection with any threatened, pending or completed action, suit or proceeding arising out of their services as directors or officers, as applicable. The description of the indemnification agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement.
     A copy of the Indemnification Agreement is filed as Exhibit 99.3 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	Press release, dated March 13, 2007, relating to Mr. Yarborough and Mr. Cianciolo appointment as directors.

99.2	Form of Director’s Engagement Letter

99.3	Form of Directors and Officers Indemnification Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2007
VALENTEC SYSTEMS, INC.
	By:	/s/ Robert Zummo
		Name:	Robert Zummo
		Title:	President and Chief Executive Officer

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